EXHIBIT B-4a

       ALLEGHENY POWER SYSTEM, INC./ALLEGHENY POWER SERVICE CORPORATION
                             ORGANIZATIONAL CHART
                            (AFTER RESTRUCTURING)*

  President & Chief Executive Officer (APS & APSC)

      VP, Administration (APS & APSC)
            Director, Information Services (APSC)
            Director, System Security (APSC)
            Director, Human Resources (APSC)
            Director, Procurement (APSC)
            Director, Corporate Communications

      SVP & Chief Financial Officer (APS & APSC)
            VP & Treasurer (APS & APSC)
            Director, Financial Management (APSC)

      VP, Legal (APSC)
            Secretary (APS & APSC)
            VP, Legal Services (APSC)
            Director, Legal Services (APSC)

      VP & Controller (APS & APSC)
            Director, Regulation & Pricing (APSC)
            Director, Audit Services (APSC)**
            Controller (MP, PE, WPP & APSC)

      Senior Vice President (APSC & APS)
            VP, Generation Business Unit (APSC)
                  Director, Generation Projects (3)(APSC)
                  Director, Fuel Procurement (APSC)
                  Director, Generation Marketing (APSC)
                  Director, Operations (APSC)
                        Regional Manager, Ft. Martin/Albright Region
                        Regional Manager, Harrison/Rivesville Region
                        Regional Manager, Armstrong/Springdale Region Regional Manager, PE Hydro Region
                        Regional Manager, Pleasants/Willow Island
                              Region
                        Regional Manager, Hatfield/Lake Lynn/Mitchell
                              Region




* As of October 1, 1996.

**The Director, Audit Services also has a direct reporting relationship to the Audit Committees of the Boards of Directors of APS, Inc., APSC, Monongahela Power, Potomac Edison and West Penn Power.

                         ALLEGHENY POWER SYSTEM, INC./
                      ALLEGHENY POWER SERVICE CORPORATION
                             ORGANIZATIONAL CHART
                            (AFTER RESTRUCTURING)*


            VP, Transmission Business Unit (APSC)
                  Director, Transmission Projects (3)(APSC)
                  Director, Transmission Marketing (APSC)
                  Director, Operations (APSC)
            VP, Planning & Compliance Business Unit (APSC)
                  Director, Planning & Compliance (2) (APSC)

      Senior Vice President (APS) & VP (APSC)
            VP, Operating Business Unit (APSC)
                  Director, Process, Central Region (APSC)
                  Director, Process, Metro Region (APSC)
                  Director, Process, Southern Region (APSC)
                  Director, Process, Western Region (APSC)
                  Director, Process, Eastern Region (APSC)
                  Director, Process, Northern Region (APSC)
                  Director, Process, Tri-State Region (APSC)
                  Director, Operations Services (2) (APSC)
                  Director, Customer Service (APSC)
            VP, Retail Marketing (APSC)
                  General Manager, Residential (APSC)
                  General Manager, Industrial (APSC)
                  General Manager, Commercial (APSC)
            VP, Corporate Affairs (3) (APSC)

      VP, Governmental Affairs (APSC)
                  Asst. To VP (2)(APSC)






















* As of October 1, 1996.

EXHIBIT B-4b


                           MONONGAHELA POWER COMPANY
                            ORGANIZATIONAL CHART***
                             (AFTER RESTRUCTURING)

  Chief Executive Officer and Chairman of the Board (MP, PE & WPP)

            President (MP, PE & WPP)

                  Vice Presidents (6)
                  Secretary (MP, PE & WPP)
                  Treasurer (MP, PE & WPP)
                  Controller (MP, PE & WPP)

































***Since the majority of functions of the operating companies are being taken over by APSC, this chart is actually a listing of officers of Monongahela Power Company as of October 1, 1996.

EXHIBIT B-4c


                          THE POTOMAC EDISON COMPANY
                             ORGANIZATIONAL CHART
                           (AFTER RESTRUCTURING)***


  Chief Executive Officer and Chairman of the Board (MP, PE & WPP)

            President (MP, PE & WPP)

                  Vice Presidents (5)
                  Secretary (MP, PE &WPP)
                  Treasurer (MP, PE & WPP)
                  Controller (MP, PE & WPP)
































***Since the majority of functions of the operating companies are being taken over by APSC, this chart is actually a listing of officers of The Potomac Edison Company as of October 1, 1996.

EXHIBIT B-4d


                            WEST PENN POWER COMPANY
                             ORGANIZATIONAL CHART
                           (AFTER RESTRUCTURING)***

  Chief Executive Officer and Chairman of the Board (MP, PE & WPP)

            President (MP, PE & WPP)

                  Vice Presidents (6)
                  Secretary (MP, PE & WPP)
                  Treasurer (MP,PE & WPP)
                  Controller (MP,PE & WPP)

































***Since the majority of functions of the operating companies are being taken over by APSC, this chart is actually a listing of officers of West Penn Power Company as of October 1, 1996.